                                                                   Exhibit 4.6

                             SELECT COMFORT CORPORATION
                               AMENDMENT NUMBER 2 TO
                                AMENDED AND RESTATED
                           REGISTRATION RIGHTS AGREEMENT
                          AND WAIVER OF PREEMPTIVE RIGHTS

     This Amendment Number 2 to the Amended and Restated Registration Rights Agreement is made as of the 1st day of November, 1996, among Select Comfort Corporation, a Minnesota corporation (the "Company"), and each of the Holders, as defined in the Registration Rights Agreement, as defined below.

     WHEREAS, the Company and the Holders entered into that certain Amended and Restated Registration Rights Agreement dated as of December 28, 1995, as amended by that certain Amendment Number 1 made on April 25, 1996 (the "Registration Rights Agreement"); and

     WHEREAS, the Company and the Holders desire to amend, effective as of November 1, 1996, the Registration Rights Agreement, all as more fully set forth herein; and

     WHEREAS, terms used herein with an initial capital letter, unless otherwise expressly defined herein, shall have the meaning given to such terms in the Registration Rights Agreement;

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Holders agree as follows:

          1. AMENDMENT OF REGISTRATION RIGHTS AGREEMENT. The Registration Rights Agreement is hereby modified and amended as follows:

               (a) The term "Holders" as used therein shall be deemed to include (i) the holders of the warrants to purchase shares of Common Stock of the Company issued in connection with that certain bridge financing transaction entered into between the Company and certain Holders on or about November 1, 1996 in the maximum aggregate principal amount of $1,500,000 (the "Bridge Warrants"), (ii) the holders of the securities issuable upon exercise of the Bridge Warrants (the "Bridge Warrant Stock"), and (iii) any subsequent legal or beneficial owner of the Bridge Warrants or the Bridge Warrant Stock who has become a party to the Registration Rights Agreement in accordance with Section 14 thereof.

               (b) The term "Registrable Common" as used therein shall be deemed to include (i) any shares of Common Stock then outstanding which were issued upon exercise or conversion of any of the Bridge Warrants; (ii) any shares of Common Stock then issuable upon conversion of any then outstanding Bridge Warrants, (iii) any shares of Common Stock then outstanding which were issued as, or were issued directly or indirectly upon the conversion of other Securities (as defined in the Registration Rights Agreement) issued as, a dividend or other distribution with respect to, or in replacement of, or upon exercise of, the Bridge Warrants or other Registrable Common (as defined in the Registration Rights Agreement), and (iv) any shares of Common Stock then issuable directly or indirectly upon the conversion or exercise of other Securities issued as a dividend or other distribution with respect to, or in replacement of, or upon exercise of, the Bridge Warrants or other Registrable Common.

          2. WAIVER OF PREEMPTIVE RIGHTS. Each of the Holders hereby waives any and all preemptive rights that the Holders or any holders of Preferred Stock of the Company may have pursuant to the Restated Articles or otherwise in connection with the offer, issuance and sale by the Company of any of the Bridge Warrants and the Bridge Warrant Stock.

          3. CHANGES, WAIVERS, ETC. Neither this Amendment Number 2 nor any provision hereof may be changed, waived, discharged or terminated orally, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in the Registration Rights Agreement.

          4. PARTIES IN INTEREST. All the terms and provisions of this Amendment Number 2 shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by the holder or holders from time to time of any of the Bridge Warrants or the Bridge Warrant Stock.

          5. CHOICE OF LAW. The laws of Minnesota shall govern the validity of this Amendment Number 2, the construction of its terms and the interpretation of the rights and duties of the parties hereunder.

          6. FORCE OF AMENDMENT. Except as specifically amended hereby, the Registration Rights Agreement shall remain in full force and effect.

          7. COUNTERPARTS. This Amendment Number 2 may be executed concurrently in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          8. SEVERABILITY. Should any one or more of the provisions of this Amendment Number 2 be determined to be illegal or unenforceable, all other provisions of this Amendment Number 2 shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby.

     IN WITNESS WHEREOF, the Company has caused this Amendment Number 2 to be executed by its duly authorized representative and each of the Holders has caused this Amendment Number 2 to be executed by signing in counterpart the acceptance form attached to this Amendment Number 2.

                                   SELECT COMFORT CORPORATION,
                                   a Minnesota corporation

                                   By:  /S/
                                      --------------------------------------
                                    Its:
                                      --------------------------------------

                                   ST. PAUL FIRE AND MARINE
                                   INSURANCE CO., a Minnesota corporation

                                   By:  /S/
                                      --------------------------------------
                                    Its:
                                      --------------------------------------

                                   CHERRY TREE VENTURES IV,
                                   a Minnesota Limited Partnership

                                   By:  /S/
                                      --------------------------------------
                                    Its General Partner


                                   CONSUMER VENTURE PARTNERS I,
                                     L.P., a Delaware Limited Partnership

                                   By:  Consumer Venture Associates, L.P.,
                                    Its General Partner

                                   By:  /S/
                                      --------------------------------------
                                    Its General Partner


                                   CONSUMER VENTURE PARTNERS II,
                                   L.P., a Delaware Limited Partnership

                                   By:  Consumer Venture Associates II, L.P.,
                                    Its General Partner

                                   By:  /S/
                                      --------------------------------------
                                    Its General Partner

                                   APEX INVESTMENT FUND, L.P.,
                                   a Delaware Limited Partnership


                                   By:  Apex Management Partnership,
                                    Its General Partner

                                   By:  Stellar Investment Co.,
                                    Its Managing General Partner

                                   By:  /S/
                                      --------------------------------------
                                        James A. Johnson, President


                                   THE PRODUCTIVITY FUND II, L.P.,
                                   a Delaware Limited Partnership

                                   By:  First Analysis Management Company
                                   II,
                                   Its General Partner

                                   By:  First Analysis Corporation,
                                   Its General Partner

                                   By:  /S/
                                      --------------------------------------
                                    Its:
                                      --------------------------------------

                                   KCB BV, L.P.,
                                   a California Limited Partnership

                                   By: KCB BV, INC.,
                                    Its General Partner

                                   By:
                                      --------------------------------------
                                        Harvey G. Knell, President


                                   NORWEST EQUITY PARTNERS IV,
                                   a Minnesota Limited Partnership

                                   By: Itasca Partners
                                    Its General Partner

                                   By:  /S/
                                      --------------------------------------
                                    Its:
                                      --------------------------------------

                                   NORWEST EQUITY PARTNERS V,
                                   a Minnesota Limited Partnership

                                   By: Itasca Partners V
                                    Its General Partner

                                   By:  /S/
                                      --------------------------------------
                                    Its:
                                      --------------------------------------

                                   GROSSMAN INVESTMENTS,
                                   a General Partnership

                                   By:  /S/
                                      --------------------------------------
                                    Its General Partner


                                   H & Q SELECT COMFORT INVESTORS
                                   L.P., a limited partnership

                                   By:  H & Q Select Comfort Investors L.L.C.
                                    Its General Partner

                                   By:  /S/
                                      --------------------------------------
                                    Its:
                                      --------------------------------------

                                   H & Q LONDON VENTURES

                                   By:  /S/
                                      --------------------------------------
                                    Its:
                                      --------------------------------------

                                   MARQUETTE VENTURE PARTNERS II,
                                   L.P., a limited partnership

                                   By:  /S/
                                      --------------------------------------
                                    Its:
                                      --------------------------------------

                                   MVP II AFFILIATES FUND, L.P.,
                                   a limited partnership

                                   By:  /S/
                                      --------------------------------------
                                    Its:
                                      --------------------------------------

                                   MACKE LIMITED PARTNERSHIP

                                   By:  /S/
                                      --------------------------------------

                                    Its:
                                      --------------------------------------

                                   PAINE WEBBER INCORPORATED,
                                   CUSTODIAN OF FRED W. REESE
                                   DECEDENT IRA

                                   By:
                                      --------------------------------------
                                    Its:
                                      --------------------------------------

                                   BAYVIEW HOLDERS, LTD.

                                   By:
                                      --------------------------------------
                                    Its:
                                      --------------------------------------

                                   ALEX. BROWN & SONS EMPLOYEES
                                     VENTURE FUND LP

                                   By:
                                      --------------------------------------
                                    Its:
                                      --------------------------------------

                                   MONTGOMERY ASSOCIATES, 1992 L.P.

                                   By:
                                      --------------------------------------
                                    Its:
                                      --------------------------------------

                                        /S/
                                   -----------------------------------------
                                   Patrick A. Hopf


                                        /S/
                                   -----------------------------------------
                                   Theodore H. Ashford


                                        /S/
                                   -----------------------------------------
                                   John Sculley


                                   -----------------------------------------
                                   Lynn Elliott

                                        /S/
                                   -----------------------------------------
                                   Daniel J. McAthie


                                   -----------------------------------------
                                   Karl L. Matthies


                                   -----------------------------------------
                                   Deborah N. Matthies


                                   -----------------------------------------
                                   Thomas R. Hitchner


                                        /S/
                                   -----------------------------------------
                                   Donald P. Clark


                                        /S/
                                   -----------------------------------------
                                   Catherine Clark Griffin


                                        /S/
                                   -----------------------------------------
                                   Deborah Clark Lencioni


                                        /S/
                                   -----------------------------------------
                                   Carol Anne Clark Pontrelli


                                        /S/
                                   -----------------------------------------
                                   Carl Hulick


                                        /S/
                                   -----------------------------------------
                                   Everett V. Cox



                                        /S/
                                   -----------------------------------------
                                   Michael B. Gorman

                                        /S/
                                   -----------------------------------------
                                   Terral Jordan


                                        /S/
                                   -----------------------------------------
                                   Erwin A. Kelen


                                        /S/
                                   -----------------------------------------
                                   John A. Rollwagen


                                        /S/
                                   -----------------------------------------
                                   Dewey K. Shay


                                        /S/
                                   -----------------------------------------
                                   Doug Hickman


                                        /S/
                                   -----------------------------------------
                                   Brian D. Jacobs


                                        /S/
                                   -----------------------------------------
                                   Barbro E. Shronts


                                   -----------------------------------------
                                   Sharon Pearson